UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2024

Date of reporting period: September 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP 09.30.23

SEMI-ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

November 7, 2023

This report provides management’s discussion of fund performance for the AB Emerging Markets Multi-Asset Portfolio for the semi-annual reporting period ended September 30, 2023.

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income.

NAV RETURNS AS OF SEPTEMBER 30, 2023 (unaudited)

	6 Months	12 Months

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Class A Shares	-0.27%	16.67%

Class C Shares	-0.65%	15.70%

Advisor Class Shares[1]	-0.15%	16.75%

Class R Shares[1]	-0.40%	16.28%

Class K Shares[1]	-0.28%	16.67%

Class I Shares[1]	-0.04%	16.93%

Class Z Shares[1]	-0.16%	16.89%

MSCI EM Index (net)	-2.05%	11.70%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2023. The Fund’s benchmark is fully composed of equities, while the Fund invests in both equities and fixed income.

All share classes of the Fund outperformed the benchmark for the six-month period, before sales charges. Emerging-market equity index returns underperformed emerging-market debt index returns, although both declined in absolute terms, so the structural overweight of the Fund’s multi-asset strategy to fixed-income assets contributed. The Fund’s fixed-income and equity assets both outperformed their respective fixed-income and equity benchmarks. Overall security selection within fixed-income assets detracted, while selection within equities contributed to absolute returns.

2 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Emerging-market equity index returns outperformed emerging-market debt index returns. Although both rose in absolute terms, the structural overweight of the Fund’s multi-asset strategy to fixed-income assets detracted. The Fund’s fixed-income and equity assets outperformed their respective benchmarks, and overall security selection within equities and fixed income contributed to absolute returns.

During both periods, the Fund used derivatives for hedging and investment purposes in the form of currency forwards and written swaptions, which added to absolute performance, while futures, credit default swaps, interest rate swaps and purchased swaptions detracted; total return swaps detracted for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose and emerging-market stocks declined during the six-month period ended September 30, 2023. Global markets rallied but experienced bouts of volatility, as central banks—led by the US Federal Reserve (the “Fed”)—began to pause or lower rate hikes. Lingering concerns from the collapse of select US regional banks and the threat of a US government default weighed on results early in the period. China’s reopening impulse initially benefited equity markets, but its effect quickly deteriorated—especially in emerging markets—as China’s economic recovery stalled. Toward the end of the period, equity markets pulled back as investors reacted to rising bond yields and hawkish commentary from the Fed that emphasized its intention to hold interest rates higher for longer, given mostly resilient economic growth and sticky inflation. Concern over a broadening United Auto Workers strike, the looming risk of a US government shutdown later in the year and some signs of weaker consumer spending also weighed on sentiment. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by a technology-sector rally—especially among companies closely related to artificial intelligence technologies. Large-cap stocks rose in absolute terms and outperformed small-cap stocks, which declined.

Fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation and economic growth. US Treasury yields jumped higher at the end of the period after the Fed adjusted its quarterly expectations of interest rates to be higher for longer. Other developed-market treasury yields rose in tandem. Most major developed-market central banks started to reduce the size of interest-rate hikes and pause future hikes. Headline inflation slowed, indicating that the end of the developed-market hiking cycle is clearly in sight. Government bond returns fell overall—with losses in all major markets except Japan. In corporate credit risk sectors, investment-grade corporate bonds outperformed the returns of global developed-market treasuries—with US and eurozone investment-grade corporates outperforming their respective treasury markets. Developed-market high-yield corporate bonds had positive returns and outperformed

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 3

government bonds by a substantial margin. High-yield corporates significantly outperformed respective treasury markets in the US and eurozone. Emerging-market local-currency bonds outperformed developed-market treasuries even as the US dollar gained on most currencies during the period. Hard-currency sovereign bonds hedged to the US dollar posted a minor decline, while emerging-market corporate bonds had positive results overall.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return by dynamically adjusting exposure to emerging markets by investing across asset classes. The Team’s emerging-market strategy searches for long-term growth with lower volatility. In seeking to reduce risk and provide downside mitigation, the Team pursues active stocks and flexible bond allocations. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. Investing in emerging markets generally involves risks greater than the risks associated with investing in the markets of developed countries. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the Adviser’s view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

(continued on next page)

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The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund may utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest-rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging-market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging-market issuers and/or the currencies of emerging-market countries.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets are less developed and less liquid, and are subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

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DISCLOSURES AND RISKS (continued)

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk: Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

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DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	16.67%	11.75%

5 Years	0.08%	-0.78%

10 Years	1.76%	1.32%

CLASS C SHARES

1 Year	15.70%	14.70%

5 Years	-0.68%	-0.68%

10 Years[1]	1.02%	1.02%

ADVISOR CLASS SHARES[2]

1 Year	16.75%	16.75%

5 Years	0.32%	0.32%

10 Years	2.03%	2.03%

CLASS R SHARES[2]

1 Year	16.28%	16.28%

5 Years	-0.16%	-0.16%

10 Years	1.52%	1.52%

CLASS K SHARES[2]

1 Year	16.67%	16.67%

5 Years	0.10%	0.10%

10 Years	1.77%	1.77%

CLASS I SHARES[2]

1 Year	16.93%	16.93%

5 Years	0.35%	0.35%

10 Years	2.02%	2.02%

CLASS Z SHARES[2]

1 Year	16.89%	16.89%

5 Years	0.34%	0.34%

Since Inception[3]	-0.29%	-0.29%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.69%, 2.43%, 1.44%, 2.16%, 1.85%, 1.50% and 1.43% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2024. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	11.75%

5 Years	-0.78%

10 Years	1.32%

CLASS C SHARES

1 Year	14.70%

5 Years	-0.68%

10 Years[1]	1.02%

ADVISOR CLASS SHARES[2]

1 Year	16.75%

5 Years	0.32%

10 Years	2.03%

CLASS R SHARES[2]

1 Year	16.28%

5 Years	-0.16%

10 Years	1.52%

CLASS K SHARES[2]

1 Year	16.67%

5 Years	0.10%

10 Years	1.77%

CLASS I SHARES[2]

1 Year	16.93%

5 Years	0.35%

10 Years	2.02%

CLASS Z SHARES[2]

1 Year	16.89%

5 Years	0.34%

Since Inception[3]	-0.29%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$997.30	$6.19	1.24%
Hypothetical**	$1,000	$1,018.80	$6.26	1.24%
Class C
Actual	$1,000	$993.50	$9.92	1.99%
Hypothetical**	$1,000	$1,015.05	$10.02	1.99%
Advisor Class
Actual	$1,000	$998.50	$4.95	0.99%
Hypothetical**	$1,000	$1,020.05	$5.00	0.99%
Class R
Actual	$1,000	$996.00	$7.44	1.49%
Hypothetical**	$1,000	$1,017.55	$7.52	1.49%
Class K
Actual	$1,000	$997.20	$6.19	1.24%
Hypothetical**	$1,000	$1,018.80	$6.26	1.24%
Class I
Actual	$1,000	$999.60	$4.95	0.99%
Hypothetical**	$1,000	$1,020.05	$5.00	0.99%
Class Z
Actual	$1,000	$998.40	$4.95	0.99%
Hypothetical**	$1,000	$1,020.05	$5.00	0.99%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

September 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $121.0

1

The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector weightings represent 1.5% or less in the following sectors: Corporate Bonds, Emerging Markets–Treasuries, Financial Institutions, Governments–Sovereign Agencies, Governments–Sovereign Bonds, Health Care, Treasury Bonds, Utilities and Utility.

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PORTFOLIO SUMMARY (continued)

September 30, 2023 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Samsung Electronics Co., Ltd.	$4,100,546	3.4%

Tencent Holdings Ltd.	3,996,564	3.3

Taiwan Semiconductor Manufacturing Co., Ltd.	3,081,880	2.5

China Construction Bank Corp. – Class H	2,221,626	1.8

NetEase, Inc.	1,910,884	1.6

Kia Corp.	1,905,023	1.6

Alibaba Group Holding Ltd.	1,803,056	1.5

Bajaj Auto Ltd.	1,789,301	1.5

Banco do Brasil SA	1,786,186	1.5

State Bank of India	1,759,831	1.5

	$24,354,897	20.2%

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following: Angola, Argentina, Azerbaijan, Bahrain, Canada, Costa Rica, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Ghana, Greece, Guatemala, Hong Kong, Hungary, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Macau, Malaysia, Morocco, Nigeria, Oman, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Qatar, Romania, Russia, Senegal, Serbia, Sri Lanka, Thailand, Turkey, Ukraine, United Kingdom, United States, Uruguay, Venezuela and Zambia.

2	Long-term investments.

16 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

September 30, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 62.8%
Financials – 16.5%
Banks – 12.3%
Agricultural Bank of China Ltd. – Class H	860,000	$319,803
Banco de Chile	488,305	49,681
Banco do Brasil SA	190,300	1,786,186
Bancolombia SA	6,789	51,266
Bank Mandiri Persero Tbk PT	463,700	180,485
Bank of Baroda	32,551	83,601
Bank Polska Kasa Opieki SA	638	14,671
Canara Bank	18,688	84,488
China CITIC Bank Corp., Ltd. – Class A	39,300	30,914
China Construction Bank Corp. – Class H	3,952,000	2,221,626
China Everbright Bank Co., Ltd. – Class H	153,000	45,824
China Merchants Bank Co., Ltd. – Class A	342,500	1,559,504
China Merchants Bank Co., Ltd. – Class H	8,000	33,213
Commercial International Bank Egypt SAE	44,359	86,198
Emirates NBD Bank PJSC	240,494	1,165,464
Grupo Financiero Banorte SAB de CV – Class O	1,800	15,087
Haci Omer Sabanci Holding AS	32,605	70,923
Hana Financial Group, Inc.	5,269	165,070
HDFC Bank Ltd.	76,681	1,405,908
Huaxia Bank Co., Ltd. – Class A	94,300	74,030
Industrial Bank of Korea	1,747	14,496
Itau Unibanco Holding SA (Preference Shares)	254,600	1,378,215
KB Financial Group, Inc.	41,684	1,700,161
Komercni Banka AS	2,294	66,698
Nedbank Group Ltd.	6,342	67,772
OTP Bank Nyrt	1,876	67,637
Sberbank of Russia PJSC(a)	138,696	– 0	–
SinoPac Financial Holdings Co., Ltd.	224	121
Standard Bank Group Ltd.	7,293	70,766
State Bank of India	245,098	1,759,831
Turkiye Is Bankasi AS – Class C	117,785	110,309
Union Bank of India	66,637	84,995
Yapi ve Kredi Bankasi AS	126,485	84,912

		14,849,855

Capital Markets – 0.4%
China Cinda Asset Management Co., Ltd. – Class H	145,000	14,567
China Galaxy Securities Co., Ltd. – Class A	43,300	65,686
China Galaxy Securities Co., Ltd. – Class H	136,000	69,947
China International Capital Corp., Ltd. – Class H(b)	26,400	48,188
Hithink RoyalFlush Information Network Co., Ltd. – Class A	300	6,189
Korea Investment Holdings Co., Ltd.	1,876	73,660

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Mirae Asset Securities Co., Ltd.	14,511	$69,316
NH Investment & Securities Co., Ltd.	7,111	53,826
Samsung Securities Co., Ltd.	2,792	75,963
SDIC Capital Co., Ltd. – Class A	17,400	16,466

		493,808

Consumer Finance – 0.1%
Jio Financial Services Ltd.(c)	2,473	6,879
Muthoot Finance Ltd.	1,870	28,175
SBI Cards & Payment Services Ltd.	2,509	23,881
Shriram Finance Ltd.	985	22,739

		81,674

Financial Services – 0.3%
Far East Horizon Ltd.	63,000	45,317
Meritz Financial Group, Inc.(c)	1,778	72,765
Power Finance Corp., Ltd.	29,086	88,334
REC Ltd.	27,657	95,720
Remgro Ltd.(c)	8,984	70,463

		372,599

Insurance – 3.4%
BB Seguridade Participacoes SA	217,600	1,351,085
Bupa Arabia for Cooperative Insurance Co.	1,479	82,025
China Pacific Insurance Group Co., Ltd. – Class A	18,600	73,476
China Pacific Insurance Group Co., Ltd. – Class H	30,800	76,676
China Taiping Insurance Holdings Co., Ltd.	54,200	53,678
DB Insurance Co., Ltd.	747	49,496
Hyundai Marine & Fire Insurance Co., Ltd.	27,567	661,913
New China Life Insurance Co., Ltd. – Class H	17,700	42,453
Old Mutual Ltd.	105,819	67,402
OUTsurance Group Ltd.	36,733	82,958
People’s Insurance Co. Group of China Ltd. (The) – Class A	88,600	72,005
People’s Insurance Co. Group of China Ltd. (The) – Class H	209,000	74,766
PICC Property & Casualty Co., Ltd. – Class H	138,000	176,708
Ping An Insurance Group Co. of China Ltd. – Class H	37,500	212,687
Samsung Fire & Marine Insurance Co., Ltd.	5,660	1,088,566

		4,165,894

		19,963,830

Information Technology – 15.0%
Communications Equipment – 0.9%
Accton Technology Corp.	66,000	1,012,584
ZTE Corp. – Class A	12,800	57,526
ZTE Corp. – Class H	20,000	60,184

		1,130,294

18 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 0.7%
China Railway Signal & Communication Corp., Ltd. – Class A	245,163	$177,592
Delta Electronics, Inc.	43,000	433,093
Hon Hai Precision Industry Co., Ltd.	21,000	67,688
Synnex Technology International Corp.	41,000	81,430
WPG Holdings Ltd.	45,000	84,521

		844,324

IT Services – 0.0%
Arabian Internet & Communications Services Co.	332	28,329

Semiconductors & Semiconductor Equipment – 6.0%
ASE Technology Holding Co., Ltd.	21,000	71,683
Broadcom, Inc.	737	612,137
MediaTek, Inc.	51,000	1,166,006
Novatek Microelectronics Corp.	116,000	1,523,266
Realtek Semiconductor Corp.	50,000	613,921
Taiwan Semiconductor Manufacturing Co., Ltd.	189,000	3,081,880
United Microelectronics Corp.	82,000	115,142

		7,184,035

Technology Hardware, Storage & Peripherals – 7.4%
Advantech Co., Ltd.	63,000	674,581
Asia Vital Components Co., Ltd.	32,000	340,494
Asustek Computer, Inc.	113,000	1,285,833
Catcher Technology Co., Ltd.	5,000	28,297
Compal Electronics, Inc.(c)	73,000	69,563
Lenovo Group Ltd.	74,000	75,875
Micro-Star International Co., Ltd.(c)	12,000	61,048
Pegatron Corp.	32,000	75,970
Quanta Computer, Inc.	184,000	1,377,076
Samsung Electronics Co., Ltd.	81,112	4,100,546
Samsung Electronics Co., Ltd. (Preference Shares)	522	21,029
Wiwynn Corp.	19,000	885,982

		8,996,294

		18,183,276

Consumer Discretionary – 11.3%
Automobile Components – 0.1%
Fuyao Glass Industry Group Co., Ltd. – Class H(b)	10,400	47,573
Tube Investments of India Ltd.	1,215	43,580

		91,153

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Automobiles – 3.8%
Bajaj Auto Ltd.	29,396	$1,789,301
Hero MotoCorp Ltd.	1,988	72,978
Hyundai Motor Co.	522	73,813
Kia Corp.	31,650	1,905,023
Li Auto, Inc. – Class A(c)	31,500	562,138
Tata Motors Ltd.	10,116	76,577
Tata Motors Ltd. – Class A	10,377	53,273
TVS Motor Co., Ltd.	4,606	84,287
Yadea Group Holdings Ltd.(b)	8,000	14,814

		4,632,204

Broadline Retail – 4.4%
Alibaba Group Holding Ltd.(c)	166,300	1,803,056
Central Retail Corp. PCL	12,900	13,728
JD.com, Inc. – Class A	32,389	471,222
MercadoLibre, Inc.(c)	1,239	1,570,903
Naspers Ltd.(c)	424	67,835
PDD Holdings, Inc. (ADR)(c)	12,911	1,266,182
Woolworths Holdings Ltd./South Africa	18,000	64,485

		5,257,411

Diversified Consumer Services – 0.1%
Fu Shou Yuan International Group Ltd.	156,000	108,444
New Oriental Education & Technology Group, Inc.(c)	11,000	65,098

		173,542

Hotels, Restaurants & Leisure – 0.9%
H World Group Ltd.(c)	8,600	33,819
Haidilao International Holding Ltd.(b)	26,000	69,325
Indian Hotels Co., Ltd.	5,044	24,957
Meituan – Class B(b)(c)	2,790	40,389
OPAP SA	29,918	500,878
Tongcheng Travel Holdings Ltd.(c)	22,000	48,120
TravelSky Technology Ltd. – Class H	183,000	315,555
Trip.com Group Ltd. (ADR)(c)	1,833	64,100

		1,097,143

Household Durables – 1.0%
Haier Smart Home Co., Ltd. – Class H	24,200	75,639
Hisense Visual Technology Co., Ltd. – Class A	372,900	1,150,883

		1,226,522

Specialty Retail – 1.0%
HLA Group Corp., Ltd. – Class A	1,005,400	1,061,127
Jarir Marketing Co.	18,091	69,943
JUMBO SA	867	23,832
Topsports International Holdings Ltd.(b)	70,000	52,923

		1,207,825

		13,685,800

20 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 7.2%
Diversified Telecommunication Services – 0.1%
LG Uplus Corp.	3,128	$24,020
Ooredoo QPSC	3,114	9,145
True Corp. PCL	259,100	50,521

		83,686

Entertainment – 3.0%
37 Interactive Entertainment Network Technology Group Co., Ltd – Class A	19,800	59,239
G-bits Network Technology Xiamen Co., Ltd. – Class A	5,600	280,584
International Games System Co., Ltd.	70,000	1,416,328
NCSoft Corp.	39	6,412
NetEase, Inc.	95,300	1,910,884

		3,673,447

Interactive Media & Services – 3.4%
Baidu, Inc. – Class A(c)	4,250	71,530
Tencent Holdings Ltd.	103,100	3,996,564
Yandex NV – Class A(a)(c)(d)	11,500	– 0	–

		4,068,094

Media – 0.1%
Cheil Worldwide, Inc.	5,249	77,936
Focus Media Information Technology Co., Ltd. – Class A	73,000	71,669

		149,605

Wireless Telecommunication Services – 0.6%
Etihad Etisalat Co.	47,770	567,440
Globe Telecom, Inc.	443	14,027
SK Telecom Co., Ltd.	2,084	80,284

		661,751

		8,636,583

Industrials – 2.8%
Aerospace & Defense – 0.2%
Bharat Electronics Ltd.	48,693	80,696
Hanwha Aerospace Co., Ltd.	867	67,095
Hindustan Aeronautics Ltd.(b)(c)	3,126	72,574

		220,365

Air Freight & Logistics – 0.1%
Hyundai Glovis Co., Ltd.	586	79,981

Construction & Engineering – 0.1%
Sichuan Road and Bridge Group Co., Ltd. – Class A	54,420	64,648

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 0.7%
CG Power & Industrial Solutions Ltd.	4,742	$25,317
Polycab India Ltd.	12,354	793,509
TBEA Co., Ltd. – Class A	27,450	55,962

		874,788

Industrial Conglomerates – 0.2%
Astra International Tbk PT(c)	47,800	19,199
CITIC Ltd.	73,000	66,821
GS Holdings Corp.	2,604	76,831
KOC Holding AS	5,812	31,068
Multiply Group PJSC(c)	20,201	22,004
Quinenco SA	22,642	66,983

		282,906

Machinery – 0.6%
Cummins India Ltd.	1,446	29,551
Doosan Bobcat, Inc.	1,531	57,787
Sany Heavy Equipment International Holdings Co., Ltd.	13,000	20,487
XCMG Construction Machinery Co., Ltd. – Class A	82,700	72,375
Yutong Bus Co., Ltd. – Class A	329,600	599,608

		779,808

Marine Transportation – 0.1%
COSCO SHIPPING Holdings Co., Ltd. – Class H	76,600	78,296
Orient Overseas International Ltd.	4,000	53,277

		131,573

Passenger Airlines – 0.1%
China Airlines Ltd.(c)	57,000	37,497
Eva Airways Corp.(c)	70,000	64,578
InterGlobe Aviation Ltd.(b)(c)	607	17,362
Korean Air Lines Co., Ltd.	3,973	63,963

		183,400

Professional Services – 0.0%
HeadHunter Group PLC (ADR)(a)(c)(d)	18,930	– 0	–

Transportation Infrastructure – 0.7%
Grupo Aeroportuario del Centro Norte SAB de CV	51,305	557,724
International Container Terminal Services, Inc.	12,050	44,022
Malaysia Airports Holdings Bhd(c)	50,200	76,231
Salik Co. PJSC	49,961	45,040
TangShan Port Group Co., Ltd. – Class A	150,900	76,420

		799,437

		3,416,906

22 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 2.5%
Chemicals – 0.1%
PhosAgro PJSC (GDR)(a)(c)(d)(e)	4,421	$	– 0	–
SABIC Agri-Nutrients Co.	1,991		70,660
Sahara International Petrochemical Co.	905		9,139

			79,799

Construction Materials – 0.2%
GCC SAB de CV	26,649		250,885

Metals & Mining – 2.2%
Aluminum Corp. of China Ltd. – Class H	722,000		401,631
China Hongqiao Group Ltd.	32,895		32,032
First Quantum Minerals Ltd.	3,351		79,171
Hindalco Industries Ltd.	5,059		29,882
Hindustan Zinc Ltd.	19,409		71,967
Jiangxi Copper Co., Ltd. – Class A	525,200		1,389,028
Jiangxi Copper Co., Ltd. – Class H	19,000		29,637
Kumba Iron Ore Ltd.	2,963		71,172
MMC Norilsk Nickel PJSC (ADR)(a)(c)(d)	3,568		– 0	–
Polyus PJSC (GDR)(a)(c)(d)(e)	284		– 0	–
Vale SA	1,400		18,823
Vedanta Ltd.	26,256		70,004
Western Mining Co., Ltd. – Class A	165,300		291,915
Zijin Mining Group Co., Ltd. – Class H	108,000		163,728

			2,648,990

Paper & Forest Products – 0.0%
Indah Kiat Pulp & Paper TBK PT	59,800		42,881

			3,022,555

Energy – 2.5%
Oil, Gas & Consumable Fuels – 2.5%
Adaro Energy Indonesia Tbk PT	474,600		87,300
Coal India Ltd.	3,136		11,122
Gazprom PJSC(a)(c)(d)	153,780		– 0	–
LUKOIL PJSC(a)(d)(f)	18,789		– 0	–
Motor Oil Hellas Corinth Refineries SA	492		12,453
Parex Resources, Inc.	34,113		640,192
PetroChina Co., Ltd. – Class H	2,324,000		1,741,682
Petroleo Brasileiro SA	10,900		82,164
Petroleo Brasileiro SA (Preference Shares)	16,000		110,262
PTT Exploration & Production PCL	1,500		7,044
PTT PCL	37,200		34,224
Reliance Industries Ltd.	1,858		52,267
Saudi Arabian Oil Co.(b)	4,016		37,413
Shanxi Lu’an Environmental Energy Development Co., Ltd. – Class A	27,200		71,024
Yankuang Energy Group Co., Ltd. – Class H	50,000		94,323

			2,981,470

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 2.3%
Diversified REITs – 0.1%
Fibra Uno Administracion SA de CV	49,700	$83,131

Real Estate Management & Development – 2.2%
Aldar Properties PJSC	455,270	714,091
China Aoyuan Group Ltd.(c)	411,000	12,334
Corp. Inmobiliaria Vesta SAB de CV	161,073	530,147
Emaar Properties PJSC	678,070	1,483,913
Hopson Development Holdings Ltd.(c)	1,134	683

		2,741,168

		2,824,299

Consumer Staples – 1.5%
Beverages – 0.1%
Arca Continental SAB de CV	2,400	21,865
Coca-Cola Femsa SAB de CV	9,100	71,077

		92,942

Consumer Staples Distribution & Retail – 0.6%
CP ALL PCL	13,800	22,929
Jeronimo Martins SGPS SA	25,130	564,375
Magnit PJSC(a)(d)	1,178	– 0	–
Magnit PJSC (Sponsored GDR)(a)(c)(d)(e)	3	– 0	–
Nahdi Medical Co.	1,836	70,615
Sumber Alfaria Trijaya Tbk PT	319,900	61,268

		719,187

Food Products – 0.4%
Britannia Industries Ltd.	8,246	450,598
China Feihe Ltd.(b)	129,384	76,024
Grupo Bimbo SAB de CV Series A	1,500	7,211
Minerva SA/Brazil	34,900	56,170

		590,003

Household Products – 0.1%
Kimberly-Clark de Mexico SAB de CV – Class A	32,900	65,507
Unilever Indonesia Tbk PT	100,200	24,245

		89,752

Personal Care Products – 0.1%
Colgate-Palmolive India Ltd.	3,130	75,250

Tobacco – 0.2%
Eastern Co. SAE	80,092	62,632
Hanjaya Mandala Sampoerna Tbk PT	214,300	11,994
ITC Ltd.	30,497	162,543
KT&G Corp.	398	25,417

		262,586

		1,829,720

24 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Utilities – 0.8%
Electric Utilities – 0.6%
CEZ AS		1,763	$74,881
CPFL Energia SA		7,600	50,818
Enel Chile SA		1,123,486	68,270
Manila Electric Co.		10,120	65,826
Power Grid Corp. of India Ltd.		200,700	482,463

			742,258

Independent Power and Renewable Electricity Producers – 0.2%
ACWA Power Co.		1,400	72,958
Gulf Energy Development PCL		30,200	37,737
NTPC Ltd.		28,845	85,296

			195,991

			938,249

Health Care – 0.4%
Health Care Equipment & Supplies – 0.2%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. – Class A		7,600	282,667

Health Care Providers & Services – 0.1%
Bangkok Dusit Medical Services PCL – Class F		13,300	9,771
Dr Sulaiman Al Habib Medical Services Group Co.		241	15,146
Sinopharm Group Co., Ltd. – Class H		22,000	63,785

			88,702

Pharmaceuticals – 0.1%
Dr Reddy’s Laboratories Ltd.		1,055	70,915
Kalbe Farma Tbk PT		251,700	28,525

			99,440

			470,809

Total Common Stocks (cost $73,838,390)			75,953,497

		Principal Amount (000)
FIXED INCOME – 30.0%
Sovereign Bonds – 17.6%
Abu Dhabi Government International Bond 3.125%, 09/30/2049(b)	U.S.$	390	253,157
Angolan Government International Bond 8.00%, 11/26/2029(b)		205	168,162

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

8.25%, 05/09/2028(b)	U.S.$	207	$178,786
9.125%, 11/26/2049(b)		320	228,662
Argentine Republic Government International Bond 0.75%, 07/09/2030(g)		323	92,142
1.00%, 07/09/2029		236	64,769
3.50%, 07/09/2041(g)		210	54,047
3.625%, 07/09/2035(g)		871	216,086
4.25%, 01/09/2038(g)		1,019	298,141
Bahrain Government International Bond 6.00%, 09/19/2044(b)		210	161,301
6.25%, 01/25/2051(b)		340	259,053
Chile Electricity Lux MPC SARL 6.01%, 01/20/2033(b)		225	223,805
Chile Government International Bond 5.33%, 01/05/2054		319	283,591
Colombia Government International Bond 3.125%, 04/15/2031		282	208,257
3.875%, 02/15/2061		200	103,326
4.125%, 02/22/2042		203	122,580
7.50%, 02/02/2034		350	329,927
8.00%, 04/20/2033		320	316,150
Costa Rica Government International Bond 6.55%, 04/03/2034(b)		361	350,600
Dominican Republic International Bond 4.875%, 09/23/2032(b)		625	507,306
5.30%, 01/21/2041(b)		325	238,465
5.875%, 01/30/2060(b)		196	139,730
Ecuador Government International Bond 3.50%, 07/31/2035(b)(g)		690	254,950
6.00%, 07/31/2030(b)(g)		349	177,310
Egypt Government International Bond 7.903%, 02/21/2048(b)		300	153,174
8.15%, 11/20/2059(b)		305	157,038
8.50%, 01/31/2047(b)		305	162,327
El Salvador Government International Bond 6.375%, 01/18/2027(b)		122	99,048
8.625%, 02/28/2029(b)		577	470,232
Ghana Government International Bond 7.875%, 02/11/2035(b)(c)(h)		200	88,826
8.627%, 06/16/2049(c)(e)(h)		279	117,459
8.95%, 03/26/2051(b)(c)(h)		456	192,733
Guatemala Government Bond 4.375%, 06/05/2027(b)		401	369,072
4.90%, 06/01/2030(b)		235	213,072
6.125%, 06/01/2050(b)		200	172,052

26 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Hungary Government International Bond 2.125%, 09/22/2031(b)	U.S.$	437	$321,392
5.25%, 06/16/2029(b)		295	281,530
5.50%, 06/16/2034(b)		223	203,084
6.75%, 09/25/2052(b)		200	189,602
Indonesia Government International Bond 3.85%, 10/15/2030		315	281,988
Ivory Coast Government International Bond 6.375%, 03/03/2028(b)		200	186,680
Jamaica Government International Bond 8.00%, 03/15/2039		208	236,833
Jordan Government International Bond 7.375%, 10/10/2047(b)		285	233,523
7.50%, 01/13/2029(b)		249	243,181
Lebanon Government International Bond 6.00%, 01/27/2023(b)(c)(i)		36	2,880
6.65%, 04/22/2024(b)(c)(h)		57	4,560
6.85%, 03/23/2027(b)(c)(h)		481	38,018
Series E 6.10%, 10/04/2022(b)(c)(i)		216	17,280
Series G 1.00%, 11/27/2026(b)(c)(h)		170	13,639
6.20%, 02/26/2025(b)(c)(h)		206	16,550
Mexico Government International Bond 3.771%, 05/24/2061		840	490,980
Morocco Government International Bond 2.375%, 12/15/2027(b)		251	215,014
Nigeria Government International Bond 6.125%, 09/28/2028(b)		716	569,034
6.50%, 11/28/2027(b)		222	184,890
7.375%, 09/28/2033(b)		363	267,575
8.375%, 03/24/2029(b)		207	177,097
Oman Government International Bond 6.25%, 01/25/2031(b)		275	271,230
Pakistan Government International Bond 8.875%, 04/08/2051(b)		464	212,790
Panama Bonos del Tesoro Series DOM 3.362%, 06/30/2031		144	114,009
Panama Government International Bond 3.87%, 07/23/2060		570	326,895
6.853%, 03/28/2054		400	371,264
Panama Notas del Tesoro 3.75%, 04/17/2026		195	183,688
Paraguay Government International Bond 3.849%, 06/28/2033(b)		223	182,534
4.95%, 04/28/2031(b)		255	235,156

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Perusahaan Penerbit SBSN Indonesia III 4.15%, 03/29/2027(b)	U.S.$	200	$191,202
Peruvian Government International Bond 5.625%, 11/18/2050		65	59,944
Philippine Government International Bond 3.20%, 07/06/2046		296	194,271
3.229%, 03/29/2027		225	209,561
4.20%, 03/29/2047		273	211,690
Qatar Government International Bond 4.40%, 04/16/2050(b)		664	539,932
Republic of Azerbaijan International Bond 3.50%, 09/01/2032(b)		165	133,794
Republic of Kenya Government International Bond 6.30%, 01/23/2034(b)		252	167,227
7.00%, 05/22/2027(b)		210	177,561
7.25%, 02/28/2028(b)		200	160,538
Republic of Poland Government International Bond 4.875%, 10/04/2033		98	90,858
5.50%, 04/04/2053		88	79,427
Republic of South Africa Government International Bond 4.85%, 09/30/2029		304	260,282
5.75%, 09/30/2049		365	241,794
5.875%, 04/20/2032		370	314,148
Romanian Government International Bond 3.00%, 02/14/2031(b)		174	139,595
3.625%, 03/27/2032(b)		410	332,579
4.00%, 02/14/2051(b)		210	133,163
5.25%, 11/25/2027(b)		552	536,026
Saudi Government International Bond 3.45%, 02/02/2061(b)		262	159,922
5.00%, 01/18/2053(b)		313	259,405
5.25%, 01/16/2050(b)		201	174,321
Senegal Government International Bond 4.75%, 03/13/2028(b)	EUR	140	126,042
6.25%, 05/23/2033(b)	U.S.$	200	160,112
Serbia International Bond 6.50%, 09/26/2033(b)		390	370,574
Sri Lanka Government International Bond 6.85%, 11/03/2025(b)(c)(h)		215	102,931
7.85%, 03/14/2029(b)(c)(h)		578	266,377
Turkey Government International Bond 4.875%, 10/09/2026		210	192,312
4.875%, 04/16/2043		349	220,791
5.875%, 06/26/2031		330	276,382
6.125%, 10/24/2028		270	246,253

28 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Ukraine Government International Bond 6.75%, 06/20/2028(b)(g)	EUR	173	$47,555
6.876%, 05/21/2031(b)(g)	U.S.$	200	52,000
7.375%, 09/25/2034(b)(g)		281	73,482
7.75%, 09/01/2025(b)(g)		343	112,333
7.75%, 09/01/2026(b)(g)		371	109,445
Uruguay Government International Bond 4.375%, 01/23/2031		149	142,062
4.975%, 04/20/2055		62	53,959
5.10%, 06/18/2050		194	171,872
7.875%, 01/15/2033(j)		95	110,514
Venezuela Government International Bond 11.95%, 08/05/2031(b)(c)(h)		265	25,128
12.75%, 08/23/2022(b)(c)(i)		564	53,590
Zambia Government International Bond 8.97%, 07/30/2027(b)(c)(h)		287	155,408

			21,334,594

Quasi-Sovereign Bonds – 6.5%
Aeropuerto Internacional de Tocumen SA 5.125%, 08/11/2061(b)		445	324,481
Banco Nacional De Panama 2.50%, 08/11/2030(b)		200	154,882
Bank Gospodarstwa Krajowego 5.375%, 05/22/2033(b)		200	188,000
CNAC HK Finbridge Co., Ltd. 5.125%, 03/14/2028(b)		200	191,880
Comision Federal de Electricidad 5.00%, 09/29/2036(b)		212	176,853
Corp. Nacional del Cobre de Chile 3.00%, 09/30/2029(b)		540	457,715
5.125%, 02/02/2033(b)		200	184,328
Dianjian Haiyu Ltd. 4.25%, 01/14/2027(b)(k)		555	524,475
DP World Ltd./United Arab Emirates 6.85%, 07/02/2037(b)		200	206,344
DP World Salaam 6.00%, 10/01/2025(b)(k)		313	308,186
Gaci First Investment Co. 4.875%, 02/14/2035(b)		200	180,841
5.00%, 10/13/2027(b)		536	523,313
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 5.45%, 05/15/2030(b)		200	186,125
Lamar Funding Ltd. 3.958%, 05/07/2025(b)		364	346,433
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(b)		245	240,676

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2028(c)(e)(g)(h)	U.S.$	200	$100,000
7.65%, 07/19/2025(e)(g)		190	127,300
Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027(b)		459	465,559
Pertamina Persero PT 2.30%, 02/09/2031(b)		525	406,817
Petroleos de Venezuela SA 5.375%, 04/12/2027(b)(c)(h)		226	12,752
6.00%, 11/15/2026(b)(c)(h)		220	12,430
9.00%, 11/17/2021(b)(c)(i)		128	7,257
Petroleos Mexicanos 6.50%, 03/13/2027		694	608,579
6.70%, 02/16/2032		396	293,238
6.75%, 09/21/2047		111	65,004
6.95%, 01/28/2060		146	86,012
QatarEnergy 3.125%, 07/12/2041(b)		332	228,466
3.30%, 07/12/2051(b)		706	456,098
Sinochem Offshore Capital Co., Ltd. Series E 2.375%, 09/23/2031(b)		200	152,368
State Agency of Roads of Ukraine 6.25%, 06/24/2030(e)(g)		360	94,860
State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(b)		321	323,430
Transnet SOC Ltd. 8.25%, 02/06/2028(b)		204	194,936

			7,829,638

Corporate Bonds – 4.1%
Adani Green Energy Ltd. 4.375%, 09/08/2024(b)		200	186,846
Adani Ports & Special Economic Zone Ltd. 3.828%, 02/02/2032(b)		200	141,086
Alfa Desarrollo SpA 4.55%, 09/27/2051(b)		363	247,250
Braskem Idesa SAPI 6.99%, 02/20/2032(b)		219	131,420
Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)		200	162,050
Cometa Energia SA de CV 6.375%, 04/24/2035(b)		164	152,676
CSN Resources SA 4.625%, 06/10/2031(b)		200	151,286
Ecopetrol SA 8.625%, 01/19/2029		229	229,252
8.875%, 01/13/2033		91	88,655

30 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(b)	U.S.$	200	$160,160
8.375%, 11/08/2027	COP	418,000	82,072
Falabella SA 3.75%, 10/30/2027(b)	U.S.$	200	171,750
Geopark Ltd. 5.50%, 01/17/2027(b)		200	170,500
Greenko Dutch BV 3.85%, 03/29/2026(b)		185	166,124
Huarong Finance II Co., Ltd. Series E 4.625%, 06/03/2026(b)		220	192,196
India Clean Energy Holdings 4.50%, 04/18/2027(b)		200	165,562
KazMunayGas National Co. JSC 4.75%, 04/19/2027(b)		200	187,164
5.375%, 04/24/2030(b)		215	195,100
Lenovo Group Ltd. 3.421%, 11/02/2030(b)		245	199,418
Leviathan Bond Ltd. 6.75%, 06/30/2030(b)		42	39,042
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(b)		307	265,768
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(b)		200	198,234
Minejesa Capital BV 5.625%, 08/10/2037(b)		215	163,991
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)		132	119
OEC Finance Ltd. 7.125%, 12/26/2046(b)(g)(j)		139	9,614
Saudi Arabian Oil Co. 2.25%, 11/24/2030(b)		395	315,878
SierraCol Energy Andina LLC 6.00%, 06/15/2028(b)		200	158,576
Standard Chartered PLC 1.456%, 01/14/2027(b)		200	178,467
Studio City Finance Ltd. 6.50%, 01/15/2028(b)		200	167,910
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(b)		260	196,898
Tonon Luxembourg SA 6.50%, 10/31/2024(c)(d)(e)(h)		105	11
Vale Overseas Ltd. 3.75%, 07/08/2030		55	46,809
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022(a)(c)(d)(e)(i)		202	20

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Volcan Cia Minera SAA 4.375%, 02/11/2026(b)	U.S.$	107	$60,913

			4,982,817

Emerging Markets - Treasuries – 1.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2031	BRL	2,215	409,005
Series NTNF 10.00%, 01/01/2027		2,184	423,883
Dominican Republic International Bond 11.25%, 09/15/2035(b)	DOP	23,800	428,026
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030	ZAR	3,844	177,077
Series 2035 8.875%, 02/28/2035		3,886	161,798

			1,599,789

Treasury Bonds – 0.5%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	1,298	61,478
8.00%, 07/31/2053		10,776	505,956

			567,434

Total Fixed Income (cost $43,037,957)			36,314,272

		Shares
SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(l)(m)(n) (cost $2,919,078)		2,919,078	2,919,078

		Principal Amount (000)
Treasury Bills – 2.1%
United States – 2.1%
U.S. Treasury Bill
Zero Coupon, 10/05/2023	U.S.$	420	419,814
Zero Coupon, 10/12/2023		300	299,560
Zero Coupon, 11/16/2023		495	491,727
Zero Coupon, 01/04/2024		1,310	1,291,854

Total Treasury Bills (cost $2,503,139)			2,502,955

32 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Time Deposits – 0.6%
ANZ Bank, Hong Kong 2.51%, 10/02/2023	AUD	11	$7,318
BBH, Grand Cayman 2.81%, 10/02/2023	SEK	9	860
3.03%, 10/02/2023	NOK	2	165
6.21%, 10/02/2023	ZAR	147	7,773
Citibank, New York 4.68%, 10/02/2023	U.S.$	608	608,209
Hong Kong & Shanghai Bank, Hong Kong 4.13%, 10/03/2023	HKD	72	9,256
Hong Kong & Shanghai Bank, Singapore 2.60%, 10/02/2023	SGD	1	676
Royal Bank of Canada, Toronto 3.80%, 10/03/2023	CAD	28	20,800
SEB, Stockholm 0.55%, 10/02/2023	CHF	1	1,363
2.81%, 10/02/2023	EUR	12	13,170
4.17%, 10/02/2023	GBP	5	6,378
Sumitomo, Tokyo (0.38)%, 10/02/2023	JPY	4,965	33,223

Total Time Deposits (cost $709,191)			709,191

Total Short-Term Investments (cost $6,131,408)			6,131,224

Total Investments – 97.9% (cost $123,007,755)			118,398,993
Other assets less liabilities – 2.1%			2,588,754

Net Assets – 100.0%			$120,987,747

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
MSCI Emerging Markets Index Futures	401	December 2023	$19,157,775	$(482,203)
U.S. 10 Yr Ultra Futures	16	December 2023	1,785,000	(28,938)
U.S. T-Note 5 Yr (CBT) Futures	18	December 2023	1,896,469	(18,133)
U.S. T-Note 10 Yr (CBT) Futures	33	December 2023	3,566,063	(64,188)
U.S. Ultra Bond (CBT) Futures	7	December 2023	830,813	(54,188)

				$(647,650)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	IDR	74,177,665	USD	4,866	10/12/2023	$79,565
Bank of America, NA	USD	1,307	IDR	19,672,654	10/12/2023	(37,847)
Bank of America, NA	PHP	87,031	USD	1,594	10/26/2023	55,442
Bank of America, NA	PHP	168,086	USD	2,957	10/26/2023	(13,441)
Bank of America, NA	USD	4,219	KRW	5,362,735	10/26/2023	(242,587)
Bank of America, NA	USD	1,522	PHP	83,046	10/26/2023	(54,353)
Bank of America, NA	PEN	2,001	USD	538	11/16/2023	10,632
Bank of America, NA	CZK	22,680	USD	996	11/29/2023	15,193
Bank of America, NA	USD	2,294	HUF	856,386	11/29/2023	6,662
Bank of America, NA	USD	221	TWD	7,106	11/29/2023	291
Barclays Bank PLC	IDR	6,145,587	USD	407	10/12/2023	10,965
Barclays Bank PLC	USD	537	KRW	712,224	10/26/2023	(9,317)
Barclays Bank PLC	USD	2,188	PHP	122,993	10/26/2023	(14,520)
Barclays Bank PLC	USD	380	BRL	1,936	11/03/2023	3,598
Barclays Bank PLC	USD	1,072	ZAR	20,565	11/06/2023	10,700
Barclays Bank PLC	ZAR	10,613	USD	559	11/06/2023	400
Barclays Bank PLC	PLN	2,646	USD	601	11/29/2023	(3,683)
Barclays Bank PLC	TWD	155,922	USD	4,907	11/29/2023	51,052
Barclays Bank PLC	INR	64,334	USD	771	12/14/2023	(490)
BNP Paribas SA	BRL	6,262	USD	1,260	10/03/2023	14,377
BNP Paribas SA	USD	1,250	BRL	6,262	10/03/2023	(4,714)
BNP Paribas SA	USD	909	IDR	13,983,094	10/12/2023	(7,187)
BNP Paribas SA	USD	3,198	KRW	4,225,615	10/26/2023	(64,856)
BNP Paribas SA	COP	3,512,249	USD	840	11/16/2023	(10,004)
BNP Paribas SA	PEN	842	USD	226	11/16/2023	4,140
BNP Paribas SA	USD	1,581	COP	6,445,536	11/16/2023	(20,669)
BNP Paribas SA	TWD	35,343	USD	1,107	11/29/2023	6,676
BNP Paribas SA	USD	734	CZK	17,011	11/29/2023	1,959
BNP Paribas SA	USD	962	CNH	7,014	01/11/2024	3,952
Brown Brothers Harriman & Co.	THB	22,003	USD	599	10/11/2023	(5,316)
Brown Brothers Harriman & Co.	THB	56,220	USD	1,603	10/11/2023	58,249
Brown Brothers Harriman & Co.	USD	1,213	THB	42,002	10/11/2023	(58,703)
Brown Brothers Harriman & Co.	TRY	11,718	USD	421	10/20/2023	3,153
Brown Brothers Harriman & Co.	ZAR	1,685	USD	89	11/06/2023	84
Brown Brothers Harriman & Co.	HUF	86,234	USD	227	11/29/2023	(4,609)
Brown Brothers Harriman & Co.	USD	197	CZK	4,540	11/29/2023	(769)
Deutsche Bank AG	KRW	6,266,887	USD	4,953	10/26/2023	306,359
Deutsche Bank AG	ZAR	10,056	USD	527	11/06/2023	(2,289)
Goldman Sachs Bank USA	BRL	30,945	USD	6,180	10/03/2023	23,297
Goldman Sachs Bank USA	USD	6,231	BRL	30,945	10/03/2023	(75,064)
Goldman Sachs Bank USA	USD	1,563	IDR	23,798,379	10/12/2023	(27,680)
Goldman Sachs Bank USA	BRL	30,945	USD	6,204	11/03/2023	75,059
HSBC Bank USA	KRW	6,514,505	USD	5,003	10/26/2023	172,489

34 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC Bank USA	CNH	102,540	USD	14,162	01/11/2024	$41,871
JPMorgan Chase Bank, NA	BRL	955	USD	193	10/03/2023	2,534
JPMorgan Chase Bank, NA	USD	191	BRL	955	10/03/2023	(719)
JPMorgan Chase Bank, NA	USD	2,282	MXN	39,634	11/16/2023	(25,325)
Morgan Stanley Capital Services LLC	BRL	23,729	USD	4,819	10/03/2023	98,707
Morgan Stanley Capital Services LLC	USD	4,739	BRL	23,729	10/03/2023	(17,864)
Morgan Stanley Capital Services LLC	USD	1,473	IDR	22,869,125	10/12/2023	2,999
Morgan Stanley Capital Services LLC	CLP	1,014,468	USD	1,130	11/16/2023	(7,344)
Morgan Stanley Capital Services LLC	USD	1,837	PLN	7,838	11/29/2023	(45,736)
Morgan Stanley Capital Services LLC	USD	5,944	INR	497,043	12/14/2023	14,606
Morgan Stanley Capital Services LLC	MYR	5,023	USD	1,082	01/11/2024	2,543
Morgan Stanley Capital Services LLC	USD	207	MYR	965	01/11/2024	547
Morgan Stanley Capital Services LLC	USD	1,401	MYR	6,496	01/11/2024	(4,949)
Morgan Stanley Capital Services LLC	IDR	22,869,125	USD	1,470	01/25/2024	(3,098)

						$314,968

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Brazilian Government International Bond, 4.250%, 01/07/2025, 12/20/2028*	(1.00)%	Quarterly	1.84%	USD	140	$5,247	$5,261	$(14)
CDX-EM Series 40, 5 Year Index, 12/20/2028*	(1.00)	Quarterly	2.26	USD	15,110	823,582	729,015	94,567
Colombia Government International Bond, 10.375%, 01/28/2033, 12/20/2028*	(1.00)	Quarterly	2.34	USD	150	8,850	8,597	253

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Government International Bond, 4.125%, 01/15/2025, 12/20/2028*	(1.00	) %	Quarterly	0.93%	USD	220	$(791)	$(1,237)	$446
People’s Republic of China, 7.500%, 10/28/2027, 12/20/2028*	(1.00)		Quarterly	0.82	USD	190	(1,614)	(2,092)	478
South Africa Government International Bond, 5.875%, 09/16/2025, 12/20/2028*	(1.00)		Quarterly	2.76	USD	200	15,270	14,070	1,200
Turkey Government International Bond, 11.875%, 01/15/2030, 12/20/2028*	(1.00)		Quarterly	3.92	USD	220	26,956	27,381	(425)
United Mexican States, 4.150%, 03/28/2027, 12/20/2028*	(1.00)		Quarterly	1.26	USD	130	1,499	1,228	271

							$878,999	$782,223	$96,776

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	5,420	06/06/2028	1 Day SOFR	3.630%	Annual	$(203,327)	$	– 0 –	$(203,327)

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $25,941,596 or 21.4% of net assets.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

36 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.37% of net assets as of September 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Ghana Government International Bond 8.627%, 06/16/2049	08/31/2022	$100,635	$117,459		0.10%
Magnit PJSC (Sponsored GDR)	04/15/2020 – 06/30/2021	11,386	– 0	–	0.00%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2028	12/08/2021	200,000	100,000		0.08%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.65%, 07/19/2025	11/04/2019	190,000	127,300		0.11%
PhosAgro PJSC (GDR)	06/30/2021	89,757	– 0	–	0.00%
Polyus PJSC (GDR)	06/30/2021	4,388	– 0	–	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	360,000	94,860		0.08%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 – 10/31/2021	199,358	11		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/12/2013	172,628	20		0.00%

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
LUKOIL PJSC	01/11/2016 – 02/15/2022	$959,078	$	– 0	–	0.00%

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2023.

(h)	Defaulted.

(i)	Defaulted matured security.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2023.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	Affiliated investments.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

GDR – Global Depositary Receipt

JSC – Joint Stock Company

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

QPSC – Qualified Personal Service Corporation

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $120,088,677)	$115,479,915
Affiliated issuers (cost $2,919,078)	2,919,078
Cash	1,725
Cash collateral due from broker	1,598,280
Foreign currencies, at value (cost $717,832)	712,689
Unrealized appreciation on forward currency exchange contracts	1,078,101
Unaffiliated dividends and interest receivable	770,970
Receivable for investment securities sold and foreign currency transactions	196,205
Receivable for capital stock sold	173,707
Receivable for variation margin on centrally cleared swaps	33,929
Affiliated dividends receivable	11,471
Receivable for variation margin on futures	11,278

Total assets	122,987,348

Liabilities
Unrealized depreciation on forward currency exchange contracts	763,133
Payable for investment securities purchased and foreign currency transactions	409,813
Cash collateral due to broker	250,000
Payable for capital gains taxes	237,600
Custody and accounting fees payable	197,363
Advisory fee payable	46,758
Payable for capital stock redeemed	43,989
Administrative fee payable	26,503
Transfer Agent fee payable	4,043
Distribution fee payable	1,031
Directors’ fee payable	110
Accrued expenses	19,258

Total liabilities	1,999,601

Net Assets	$120,987,747

Composition of Net Assets
Capital stock, at par	$1,615
Additional paid-in capital	156,404,586
Accumulated loss	(35,418,454)

$120,987,747

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 39

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,482,033	332,029	$7.48	*

C	$389,635	52,384	$7.44

Advisor	$114,519,938	15,285,297	$7.49

R	$271,581	36,038	$7.54

K	$147,749	19,683	$7.51

I	$292,029	39,385	$7.41

Z	$2,884,782	387,984	$7.44

*	The maximum offering price per share for Class A shares was $7.81, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended September 30, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $324,160)	$2,051,160
Affiliated issuers	45,508
Interest (net of foreign taxes withheld of $2,663)	1,611,686
Securities lending income	1,584
Other income	2,777	$3,712,715

Expenses
Advisory fee (see Note B)	541,983
Transfer agency—Class A	416
Transfer agency—Class C	92
Transfer agency—Advisor Class	19,932
Transfer agency—Class R	350
Transfer agency—Class K	149
Transfer agency—Class I	50
Transfer agency—Class Z	373
Distribution fee—Class A	3,160
Distribution fee—Class C	2,221
Distribution fee—Class R	673
Distribution fee—Class K	186
Custody and accounting	117,849
Registration fees	54,448
Audit and tax	50,952
Administrative	46,637
Legal	19,303
Printing	18,726
Directors’ fees	9,365
Miscellaneous	18,162

Total expenses	905,027
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(268,691)

Net expenses		636,336

Net investment income		3,076,379

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 41

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$1,881,191
Forward currency exchange contracts	1,087,642
Futures	(802,300)
Swaps	(1,002,282)
Written swaptions	48,082
Foreign currency transactions	76,079
Net change in unrealized appreciation (depreciation) on:
Investments(b)	(4,028,591)
Forward currency exchange contracts	47,731
Futures	(616,192)
Swaps	71,417
Written swaptions	(31,632)
Foreign currency denominated assets and liabilities	(8,814)

Net loss on investment and foreign currency transactions	(3,277,669)

Net Decrease in Net Assets from Operations	$(201,290)

(a)	Net of foreign realized capital gains taxes of $206,109.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $37,881.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,076,379	$6,026,495
Net realized gain (loss) on investment and foreign currency transactions	1,288,412	(19,891,727)
Net change in unrealized depreciation on investments and foreign currency denominated assets and liabilities	(4,566,081)	(913,422)
Contributions from Affiliates (see Note B)	– 0	–	747

Net decrease in net assets from operations	(201,290)	(14,777,907)
Distributions to Shareholders
Class A	(48,873)	(76,921)
Class C	(6,976)	(14,846)
Advisor Class	(2,468,734)	(4,344,437)
Class R	(4,931)	(6,580)
Class K	(2,907)	(4,692)
Class I	(5,591)	(3,187)
Class Z	(61,327)	(89,226)
Capital Stock Transactions
Net decrease	(3,328,190)	(9,041,411)

Total decrease	(6,128,819)	(28,359,207)
Net Assets
Beginning of period	127,116,566	155,475,773

End of period	$120,987,747	$127,116,566

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 43

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among

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NOTES TO FINANCIAL STATEMENTS (continued)

other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as

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NOTES TO FINANCIAL STATEMENTS (continued)

deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads

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NOTES TO FINANCIAL STATEMENTS (continued)

and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2023:

Investments in Securities	Level 1		Level 2	Level 3		Total
Assets:
Common Stocks:
Financials	$5,030,104		$14,933,726	$0	#	$19,963,830
Information Technology	612,137		17,571,139	– 0	–	18,183,276
Consumer Discretionary	3,059,445		10,626,355	– 0	–	13,685,800
Communication Services	857,169		7,779,414	0	#	8,636,583
Industrials	633,955		2,782,951	0	#	3,416,906
Materials	420,051		2,602,504	0	#	3,022,555
Energy	845,071		2,136,399	0	#	2,981,470
Real Estate	625,612		2,198,687	– 0	–	2,824,299
Consumer Staples	295,092		1,534,628	0	#	1,829,720
Utilities	259,795		678,454	– 0	–	938,249
Health Care	– 0	–	470,809	– 0	–	470,809

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Fixed Income Securities: Sovereign Bonds	$	– 0	–	$21,334,594		$	– 0	–	$21,334,594
Quasi-Sovereign Bonds		– 0	–	7,829,638			– 0	–	7,829,638
Corporate Bonds		– 0	–	4,982,797			20		4,982,817
Emerging Markets – Treasuries		– 0	–	1,599,789			– 0	–	1,599,789
Treasury Bonds		– 0	–	567,434			– 0	–	567,434
Short-Term Investments:
Investment Companies		2,919,078		– 0	–		– 0	–	2,919,078
Treasury Bills		– 0	–	2,502,955			– 0	–	2,502,955
Time Deposits		– 0	–	709,191			– 0	–	709,191

Total Investments in Securities		15,557,509		102,841,464	+		20		118,398,993
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts		– 0	–	1,078,101			– 0	–	1,078,101
Centrally Cleared Credit Default Swaps		– 0	–	881,404			– 0	–	881,404	†
Liabilities
Futures		(647,650)		– 0	–		– 0	–	(647,650	)†
Forward Currency Exchange Contracts		– 0	–	(763,133)			– 0	–	(763,133)
Centrally Cleared Credit Default Swaps		– 0	–	(2,405)			– 0	–	(2,405	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(203,327)			– 0	–	(203,327	)†

Total		$14,909,859		$103,832,104			$20		$118,741,983

#	The Fund held securities with zero market value at period end.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

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NOTES TO FINANCIAL STATEMENTS (continued)

currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the first $1 billion, .80% of the next $1 billion, .75% of the next $1 billion and .70% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annual basis (“the Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the six months ended September 30, 2023, such waivers/reimbursements amounted to $267,624. The Expense Caps may not be terminated before July 31, 2024.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended September 30, 2023, the reimbursement for such services amounted to $46,637.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $10,128 for the six months ended September 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $119 from the sale of Class A shares and received $55 and $0

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NOTES TO FINANCIAL STATEMENTS (continued)

in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended September 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2023, such waiver amounted to $1,011.

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2023 is as follows:

Fund	Market Value 3/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/23 (000)		Dividend Income (000)
Government Money Market Portfolio	$3,494	$33,585	$34,160	$2,919		$46
Government Money Market Portfolio*	1,654	1,023	2,677	– 0	–	2

Total				$2,919		$48

*	Investment of cash collateral for securities lending transactions (see Note E).

During the year ended March 31, 2023, the Adviser reimbursed the Fund $747 for trading losses incurred due to trade entry errors.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $9,977, $1,140 and $3,554 for Class C, Class K and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2023, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$90,090,922	$96,071,890
U.S. government securities	6,569,094	4,111,874

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$10,542,728
Gross unrealized depreciation	(15,590,723)

Net unrealized depreciation	$(5,047,995)

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended September 30, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is

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shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise

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of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended September 30, 2023, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended September 30, 2023, the Fund held written swaptions for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed

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based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended September 30, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended September 30, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2023, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months end September 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Payable for variation margin on futures	$165,447	*

Interest rate contracts				Payable for variation margin on centrally cleared swaps	203,327	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,078,101		Unrealized depreciation on forward currency exchange contracts	763,133

Credit contracts	Receivable for variation margin on centrally cleared swaps	97,215	*	Payable for variation margin on centrally cleared swaps	439	*

Equity contracts				Payable for variation margin on futures	482,203	*

Total		$1,175,316			$1,614,549

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	$(690,400)	$367,960

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(233,180)	$(229,611)

Interest rate contracts	Net realized gain/(loss) on written swaptions; Net change in unrealized appreciation (depreciation) on written swaptions	44,380	(31,632)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation (depreciation) on investments	(58,082)	57,726

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	1,087,642	47,731

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	(519,296)	245,136

Credit contracts	Net realized gain/(loss) on written swaptions; Net change in unrealized appreciation (depreciation) on written swaptions	3,702	– 0	–

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation (depreciation) on investments	(9,378)	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	$207,414	$(541,679)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	(569,120)	(386,581)

Total		$(736,318)	$(470,950)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2023:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$13,540,286
Average notional amount of sale contracts	$1,838,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,421,429
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$39,392,425
Average principal amount of sale contracts	$50,939,175
Futures:
Average notional amount of buy contracts	$17,590,158
Average notional amount of sale contracts	$4,240,921	(b)
Total Return Swaps:
Average notional amount	$8,739,989	(a)
Purchased Swaptions:
Average notional amount	$7,554,500	(a)
Written Swaptions:
Average notional amount	$5,537,000	(a)

(a)	Positions were open for three months during the reporting period.

(b)	Positions were open for less than one month during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/

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pledged by the Fund as of September 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$167,785	$(167,785)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	76,715	(28,010)	– 0	–	– 0	–	48,705
BNP Paribas SA	31,104	(31,104)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	61,486	(61,486)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	306,359	(2,289)	(250,000)	– 0	–	54,070
Goldman Sachs Bank USA	98,356	(98,356)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	214,360	– 0	–	– 0	–	– 0	–	214,360
JPMorgan Chase Bank, NA	2,534	(2,534)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	119,402	(78,991)	– 0	–	– 0	–	40,411

Total	$1,078,101	$(470,555)	$(250,000)	$	– 0	–	$357,546	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$348,228	$(167,785)	$(30,000)		$	– 0	–	$150,443
Barclays Bank PLC	28,010	(28,010)	– 0	–		– 0	–	– 0	–
BNP Paribas SA	107,430	(31,104)	– 0	–		– 0	–	76,326
Brown Brothers Harriman & Co.	69,397	(61,486)	– 0	–		– 0	–	7,911
Deutsche Bank AG	2,289	(2,289)	– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	102,744	(98,356)	– 0	–		– 0	–	4,388
JPMorgan Chase Bank, NA	26,044	(2,534)	– 0	–		– 0	–	23,510
Morgan Stanley Capital Services LLC	78,991	(78,991)	– 0	–		– 0	–	– 0	–

Total	$763,133	$(470,555)	$(30,000)		$	– 0	–	$262,578	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures

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and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities

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lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended September 30, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ – 0 –	$ – 0 –	$ – 0 –	$ – 0 –	$1,584	$56

*	As of September 30, 2023.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31, 2023	Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31, 2023

Class A
Shares sold	13,814	164,220	$106,552	$1,231,831

Shares issued in reinvestment of dividends	5,122	7,481	38,997	56,276

Shares converted from Class C	4,162	566	31,551	4,442

Shares redeemed	(28,164)	(178,070)	(215,398)	(1,325,301)

Net decrease	(5,066)	(5,803)	$(38,298)	$(32,752)

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	Shares			Amount
	Six Months Ended September 30, 2023 (unaudited)		Year Ended March 31, 2023	Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31, 2023
Class C
Shares sold	610		2,636	$4,659	$20,015

Shares issued in reinvestment of dividends	762		1,406	5,771	10,557

Shares converted to Class A	(4,185)		(569)	(31,551)	(4,442)

Shares redeemed	(4,241)		(32,857)	(32,347)	(240,698)

Net decrease	(7,054)		(29,384)	$(53,468)	$(214,568)

Advisor Class
Shares sold	1,019,711		3,504,028	$7,808,107	$26,233,856

Shares issued in reinvestment of dividends	249,951		454,889	1,905,660	3,426,299

Shares redeemed	(1,732,744)		(5,222,358)	(13,219,538)	(38,886,416)

Net decrease	(463,082)		(1,263,441)	$(3,505,771)	$(9,226,261)

Class R
Shares sold	2,530		7,500	$19,776	$57,670

Shares issued in reinvestment of dividends	642		869	4,931	6,580

Shares redeemed	(737)		(6,896)	(5,678)	(52,108)

Net increase	2,435		1,473	$19,029	$12,142

Class K
Shares sold	251		1,373	$1,927	$10,495

Shares issued in reinvestment of dividends	380		622	2,907	4,692

Shares redeemed	(0	)(a)	(3,330)	(1)	(22,537)

Net increase (decrease)	631		(1,335)	$4,833	$(7,350)

Class I
Shares sold	11,207		23,017	$88,451	$154,572

Shares issued in reinvestment of dividends	741		432	5,591	3,187

Shares redeemed	(658)		(3,126)	(4,973)	(24,386)

Net increase	11,290		20,323	$89,069	$133,373

Class Z
Shares sold	14,584		64,240	$110,593	$460,745

Shares issued in reinvestment of dividends	8,108		11,940	61,327	89,226

Shares redeemed	(2,087)		(34,805)	(15,504)	(255,966)

Net increase	20,605		41,375	$156,416	$294,005

(a)	Amount is less than 0.50 shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Emerging-Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk—Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended September 30, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$4,539,889	$6,373,907

Total taxable distributions paid	$4,539,889	$6,373,907

As of March 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,997,712
Accumulated capital and other losses	(29,314,440	)(a)
Unrealized appreciation (depreciation)	(3,968,213	)(b)

Total accumulated earnings (deficit)	$(31,284,941	)(c)

(a)	As of March 31, 2023, the Fund had a net capital loss carryforward of $29,314,440.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of hyper-inflationary currency contracts, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2023, the Fund had a net short-term capital loss carryforward of $17,467,773 and a net long-term capital loss carryforward of $11,846,667, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

At meetings held on October 31-November 2, 2023, the Board of Directors of the Fund approved: (i) the discontinuance of the offering of Class K and Class R shares of the Fund to investors; (ii) the liquidation of the assets of the Fund corresponding to such classes; (iii) the making of a final liquidating distribution to the remaining shareholders of each such class; and (iv) the redemption of all outstanding shares of each such class in the liquidating distribution or immediately thereafter. The Fund has suspended sales of Class K and Class R shares to new investors effective November 3, 2023. The Fund expects to make liquidating distributions to shareholders based on net asset value no later than nine months from the date of the approval of the Board of Directors.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.65	$ 8.70	$ 10.34	$ 7.04	$ 8.89	$ 10.00

Income From Investment Operations

Net investment income(a)(b)	.18	.33	.31	.19	.29	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	(1.14)	(1.63)	3.32	(1.68)	(.95)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.02)	(.81)	(1.32)	3.51	(1.39)	(.65)

Less: Dividends

Dividends from net investment income	(.15)	(.24)	(.32)	(.21)	(.46)	(.46)

Net asset value, end of period	$ 7.48	$ 7.65	$ 8.70	$ 10.34	$ 7.04	$ 8.89

Total Return

Total investment return based on net asset value(d)	(.27)%	(9.24)%	(13.12)%	50.17%	(16.50)%	(6.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,482	$2,578	$2,984	$3,644	$3,040	$5,510

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	1.24	%(g)	1.25%	1.24%	1.23%	1.23%	1.24%

Expenses, before waivers/ reimbursements(e)(f)†	1.66	%(g)	1.69%	1.48%	1.64%	1.76%	1.80%

Net investment income(b)	4.56	%(g)	4.34%	3.12%	2.14%	3.26%	3.36%

Portfolio turnover rate	80%	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 79-80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.61	$ 8.66	$ 10.29	$ 7.01	$ 8.85	$ 9.95

Income From Investment Operations

Net investment income(a)(b)	.15	.28	.24	.13	.22	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	(1.15)	(1.63)	3.29	(1.66)	(.93)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.05)	(.87)	(1.39)	3.42	(1.44)	(.70)

Less: Dividends

Dividends from net investment income	(.12)	(.18)	(.24)	(.14)	(.40)	(.40)

Net asset value, end of period	$ 7.44	$ 7.61	$ 8.66	$ 10.29	$ 7.01	$ 8.85

Total Return

Total investment return based on net asset value(d)	(.65)%	(9.99)%	(13.78)%	49.01%	(17.11)%	(6.79	)%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$390	$452	$769	$1,117	$1,010	$2,234

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	1.99	%(g)	2.00%	1.99%	1.98%	1.98%	1.99%

Expenses, before waivers/ reimbursements(e)(f)†	2.42	%(g)	2.43%	2.24%	2.40%	2.51%	2.58%

Net investment income(b)	3.84	%(g)	3.67%	2.36%	1.40%	2.54%	2.54%

Portfolio turnover rate	80%	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 79-80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.66	$ 8.72	$ 10.36	$ 7.06	$ 8.91	$ 10.02

Income From Investment Operations

Net investment income(a)(b)	.19	.35	.34	.22	.30	.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	(1.15)	(1.63)	3.31	(1.66)	(.95)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.01)	(.80)	(1.29)	3.53	(1.36)	(.63)

Less: Dividends

Dividends from net investment income	(.16)	(.26)	(.35)	(.23)	(.49)	(.48)

Net asset value, end of period	$ 7.49	$ 7.66	$ 8.72	$ 10.36	$ 7.06	$ 8.91

Total Return

Total investment return based on net asset value(d)	(.15)%	(9.11)%	(12.87)%	50.40%	(16.24)%	(5.93)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$114,520	$120,675	$148,374	$185,534	$122,322	$118,492

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	.99	%(g)	1.00%	.99%	.98%	.98%	.99%

Expenses, before waivers/ reimbursements(e)(f)†	1.41	%(g)	1.44%	1.23%	1.39%	1.51%	1.58%

Net investment income(b)	4.84	%(g)	4.59%	3.36%	2.36%	3.42%	3.53%

Portfolio turnover rate	80%	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 79-80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.71	$ 8.75	$ 10.37	$ 7.05	$ 8.88	$ 9.97

Income From Investment Operations

Net investment income(a)(b)	.17	.31	.29	.17	.25	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	(1.15)	(1.64)	3.31	(1.65)	(.94)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.03)	(.84)	(1.35)	3.48	(1.40)	(.67)

Less: Dividends

Dividends from net investment income	(.14)	(.20)	(.27)	(.16)	(.43)	(.42)

Net asset value, end of period	$ 7.54	$ 7.71	$ 8.75	$ 10.37	$ 7.05	$ 8.88

Total Return

Total investment return based on net asset value(d)	(.40)%	(9.50)%	(13.31)%	49.68%	(16.64)%	(6.39)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$271	$259	$281	$345	$271	$305

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	1.49	%(g)	1.50%	1.49%	1.48%	1.48%	1.49%

Expenses, before waivers/ reimbursements(e)(f)†	2.14	%(g)	2.16%	1.95%	2.10%	2.23%	2.23%

Net investment income(b)	4.31	%(g)	4.09%	2.85%	1.84%	2.92%	3.06%

Portfolio turnover rate	80%	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 79-80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.68	$ 8.72	$ 10.35	$ 7.04	$ 8.87	$ 9.97

Income From Investment Operations

Net investment income(a)(b)	.18	.33	.31	.19	.29	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	(1.14)	(1.64)	3.31	(1.67)	(.94)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.02)	(.81)	(1.33)	3.50	(1.38)	(.65)

Less: Dividends

Dividends from net investment income	(.15)	(.23)	(.30)	(.19)	(.45)	(.45)

Net asset value, end of period	$ 7.51	$ 7.68	$ 8.72	$ 10.35	$ 7.04	$ 8.87

Total Return

Total investment return based on net asset value(d)	(.28)%	(9.25)%	(13.16)%	50.10	%^	(16.55)%	(6.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$148	$146	$178	$292	$212	$313

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	1.24	%(g)	1.25%	1.24%	1.23%	1.23%	1.24%

Expenses, before waivers/ reimbursements(e)(f)†	1.83	%(g)	1.85%	1.64%	1.80%	1.92%	1.96%

Net investment income(b)	4.57	%(g)	4.39%	3.11%	2.13%	3.34%	3.26%

Portfolio turnover rate	80%	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 79-80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.58	$ 8.63	$ 10.27	$ 6.99	$ 8.83	$ 9.94

Income From Investment Operations

Net investment income(a)(b)	.18	.30	.35	.20	.36	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	(1.09)	(1.64)	3.31	(1.72)	(.90)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.01)	(.79)	(1.29)	3.51	(1.36)	(.62)

Less: Dividends

Dividends from net investment income	(.16)	(.26)	(.35)	(.23)	(.48)	(.49)

Net asset value, end of period	$ 7.41	$ 7.58	$ 8.63	$ 10.27	$ 6.99	$ 8.83

Total Return

Total investment return based on net asset value(d)	(.04)%	(9.07)%	(12.97)%	50.61%	(16.30)%	(5.93)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$292	$213	$67	$316	$10	$151

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	.99	%(g)	1.01%	.99%	.99%	.98%	.99%

Expenses, before waivers/ reimbursements(e)(f)†	1.42	%(g)	1.50%	1.22%	1.25%	1.46%	1.46%

Net investment income(b)	4.71	%(g)	4.03%	3.46%	1.99%	4.19%	3.03%

Portfolio turnover rate	80%	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 79-80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended September 30, 2023 (unaudited)	Year Ended March 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.61	$ 8.66	$ 10.29	$ 7.01	$ 8.85	$ 9.95

Income From Investment Operations

Net investment income(a)(b)	.19	.34	.34	.22	.24	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	(1.13)	(1.62)	3.29	(1.59)	(.93)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.01)	(.79)	(1.28)	3.51	(1.35)	(.62)

Less: Dividends

Dividends from net investment income	(.16)	(.26)	(.35)	(.23)	(.49)	(.48)

Net asset value, end of period	$ 7.44	$ 7.61	$ 8.66	$ 10.29	$ 7.01	$ 8.85

Total Return

Total investment return based on net asset value(d)	(.16)%	(9.04)%	(12.85)%	50.47%	(16.25)%	(5.90	)%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,885	$2,794	$2,823	$695	$144	$9

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	.99	%(g)	1.00%	.99%	.99%	.99%	.99%

Expenses, before waivers/ reimbursements(e)(f)†	1.40	%(g)	1.43%	1.22%	1.32%	1.54%	1.60%

Net investment income(b)	4.84	%(g)	4.49%	3.41%	2.29%	2.78%	3.49%

Portfolio turnover rate	80%	89%	81%	88%	117%	110%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 79-80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for years ended March 31, 2022, March 31, 2021, March 31, 2020 and March 31, 2019, such waiver amounted to 0.01%, 0.01%, 0.01% and 0.01%, respectively.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended September 30, 2023 (unaudited)(g)	Year Ended March 31,
		2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	1.24%	1.24%	1.24%	1.23%	1.23%	1.24%
Before waivers/reimbursements	1.66%	1.68%	1.48%	1.64%	1.76%	1.80%
Class C
Net of waivers/reimbursements	1.99%	1.99%	1.99%	1.98%	1.98%	1.98%
Before waivers/reimbursements	2.42%	2.42%	2.24%	2.40%	2.51%	2.57%
Advisor Class
Net of waivers/reimbursements	.99%	.99%	.99%	.98%	.98%	.98%
Before waivers/reimbursements	1.41%	1.43%	1.23%	1.39%	1.51%	1.57%
Class R
Net of waivers/reimbursements	1.49%	1.49%	1.49%	1.48%	1.48%	1.48%
Before waivers/reimbursements	2.14%	2.15%	1.95%	2.10%	2.23%	2.22%
Class K
Net of waivers/reimbursements	1.24%	1.24%	1.24%	1.23%	1.23%	1.24%
Before waivers/reimbursements	1.83%	1.84%	1.64%	1.80%	1.92%	1.96%
Class I
Net of waivers/reimbursements	.99%	.99%	.99%	.99%	.98%	.98%
Before waivers/reimbursements	1.42%	1.48%	1.22%	1.25%	1.46%	1.45%

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 79

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30, 2023 (unaudited)(g)	Year Ended March 31,
		2023	2022	2021	2020	2019

Class Z
Net of waivers/reimbursements	.99%	.99%	.99%	.99%	.99%	.99%
Before waivers/reimbursements	1.40%	1.42%	1.22%	1.32%	1.54%	1.60%

(g)	Annualized.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Christian DiClementi(2), Vice President Richard Cao(2), Vice President Sammy Suzuki(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. DiClementi, Cao and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 87

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 89

NOTES

90 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 91

NOTES

92 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMMA-0152-0923

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 24, 2023

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	November 24, 2023